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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report                         September 13, 1995  (September 6, 1995)
(Date of earliest event reported)


                              UTILICORP UNITED INC.
               (Exact name of registrant as specified in charter)





DELAWARE                      1-3562                   44-0541877
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification
incorporation)                                         No.)



3000 COMMERCE TOWER, 911 MAIN, KANSAS CITY, MISSOURI             64105
(Address of principal executive offices)                         (Zip Code)





Registrant's telephone number including area code                (816) 421-6600

(Former name of former address, if changed since last report)    NOT APPLICABLE

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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

     On September 6, 1995, Power Partnership Limited, of which the company owns
     49.9 percent, acquired United Energy Limited, an Australian electric distribution utility, from the State of Victoria. United Energy had assets of approximately $734 million at June 30, 1995 and revenues of approximately $510 million for the year ended June 30, 1995. United Energy's service territory includes part of metropolitan Melbourne, Victoria and has approximately 520,000 customers. The company paid approximately $239 million in cash for its 49.9 percent ownership interest. The company's cash contribution was primarily financed through a group of Australian-based banks payable in Australian dollars. This transaction is structured through a series of wholly-owned U.S. and Australian companies.

     The company will manage the operations of United Energy Limited on behalf of the Power Partnership Limited and will receive a management fee that consists of a base amount ($1 million Australian, indexed to the consumer price index) and variable amount based on financial performance of United Energy Limited. The management agreement extends 10 years from date of closing.

     The company will account for its investment in United Energy Limited on the equity method in its consolidated financial statements.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(a) As of the date of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this
     Item 7 (a). In accordance with 7(a) (4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after September 21, 1995.


(b)  Pro Forma Financial Information.

     As of the date of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7
     (b). In accordance with 7(b) (4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after September 21, 1995.


(c)  Exhibits.

     The Exhibits to this Report are listed below.

     2.1 Asset Purchase Agreement between Power Partnership PTY LTD and United Energy Limited.
     2.2 Asset Sale Agreement between United Energy Limited and Power Partnership PTY LTD.
     2.3 Share Sales Agreement between the State of Victoria, Power Partnership PTY LTD and the Covenantors.


Long-term debt incurred in connection with Item 2 above does not exceed 10 percent of the total assets of the company and its subsidiaries on a consolidated basis, However, such documents will be furnished to the commission upon request.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   UTILICORP UNITED INC.
                                   ---------------------
                                   (Registrant)




September 13, 1995                            /s/ Dale J. Wolf
----------------------                 ----------------------------------
          Date                                    Dale J. Wolf
                                    Vice President and Corporate Secretary
                                          (Principal Finance Officer)